Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Schedules 2013 First-Quarter Earnings Release, Conference Call And Webcast

HOUSTON, April 19, 2013 — Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today announced that it will release financial results for the first quarter ended March 31, 2013, on Thursday, May 2, before market open. Earl J. Hesterberg, Group 1’s president and chief executive officer, and the company’s senior management team will host a conference call to discuss the results later that day at 10 a.m. ET.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/news/events.aspx. A replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.317.6789
International: 1.412.317.6789
Conference ID: 10028096

A telephonic replay will be available following the call through May 9 at 9 a.m. ET by dialing:

Domestic: 1.877.344.7529
International: 1.412.317.0088
Conference ID: 10028096

About Group 1 Automotive, Inc.
Group 1 owns and operates 142 automotive dealerships, 182 franchises, and 36 collision centers in the United States, the United Kingdom and Brazil that offer 35 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.

SOURCE: Group 1 Automotive, Inc.

Investor Contacts:
Kim Paper Canning
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | kpaper@group1auto.com

Media Contacts:
Pete DeLongchamps
V.P. Financial Services and Manufacturer Relations
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com